Exhibit 10.2.1

Additional agreement

between

Development Capital Group Florida corp. 101 Plaza Real South Boca Raton, Florida 33432 and LandTrop Express California corp. 3320 Auburn blvd. Sacramento, CA 95821 as a complement to the main contract made March 1, 2011.

The parties agreed:

To extend the underlying contract for one year from March 1, 2012 to March 1, 2013

Development Capital Group Inc.

Andriy Korobkin

Signature:

 Date: April 23, .2012

Lend Trop Express Inc.

Nadiya Svityashchuk

Signature:

Date: April 23, 2012